Exhibit 10.76

EXECUTION VERSION

FOURTH AMENDMENT AND CONSENT TO

LOAN AND SECURITY AGREEMENT

THIS FOURTH AMENDMENT AND CONSENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of April 18, 2022, is entered into by and among IMEDIA BRANDS, INC., a Minnesota corporation (“iMedia” or “Borrowing Agent”), VALUEVISION INTERACTIVE, INC., a Minnesota corporation (“Value Interactive”), VALUEVISION RETAIL, INC., a Delaware corporation (“Value Retail”), PW ACQUISITION COMPANY, LLC, a Minnesota limited liability company (“PW Acquisition”), FL ACQUISITION COMPANY, a Minnesota corporation (“FL Acquisition”), VALUEVISION MEDIA ACQUISITIONS, INC., a Delaware corporation (“Value Media”), TCO, LLC, a Delaware limited liability company (“TCO”), JWH ACQUISITION COMPANY, a Minnesota corporation (“JWH Acquisition”), NORWELL TELEVISION, LLC, a Delaware limited liability company (“Norwell”), 867 GRAND AVENUE LLC, a Minnesota limited liability company (“867 Grand Avenue” and together with iMedia, Value Interactive, Value Retail, PW Acquisition, FL Acquisition, Value Media, TCO, JWH Acquisition, Norwell, and any other Person who from time to time becomes a Borrower under the Loan Agreement, collectively, the “Borrowers” and each individually, a “Borrower”), VVI FULFILLMENT CENTER, INC., a Minnesota corporation (“VVI Fulfillment”), EP PROPERTIES, LLC, a Minnesota limited liability company (“EP Properties”), PORTAL ACQUISITION COMPANY, a Minnesota corporation (“Portal”), IMEDIA&123TV HOLDING GMBH (“iMedia&123tv Holding” and together with VVI Fulfillment, EP Properties, Portal and any other Affiliates of the Borrowers who become signatory to the Loan Agreement from time to time as guarantors, if any, each a “Guarantor” and collectively, the “Guarantors”), SIENA LENDING GROUP LLC, as a lender (“Siena” and together with any other financial institutions who become part to the Loan Agreement referred to below from time to time, each a “Lender” and collectively, the “Lenders”) and SIENA LENDING GROUP LLC, as administrative and collateral agent for the Lenders (in such capacity, the “Agent”).  Terms used herein without definition shall have the meanings ascribed to them in the Loan Agreement defined below.

RECITALS

A.Agent, Lenders and Borrowers have previously entered into that certain Loan and Security Agreement dated as of July 30, 2021 (as amended, modified and supplemented from time to time, the “Loan Agreement”), pursuant to which Lenders have made certain loans and financial accommodations available to Borrowers.

B.iMedia wishes to enter into a certain Securities Purchase Agreement (the “GCP SPA”), dated on or about the date hereof, between iMedia and Growth Capital Partners, LLC (“Investor”), pursuant to which iMedia will issue and sell to Investor a convertible promissory note in the original principal amount of $10,600,000.00 (the “GCP Note”), which is convertible into shares of common stock of iMedia at $0.01 par value per share (collectively, the “GCP Debt Transaction”).

C.Borrowers have requested that Agent and Lenders (i) consent to the Debt Transaction and (ii) amend the Loan Agreement, in each case on the terms and conditions set forth herein.

D.Agent and Lenders are willing to provide such consent and Agent, Lenders and Borrowers now wish to amend the Loan Agreement, in each case on the terms and conditions set forth herein.

E.Borrowers are entering into this Amendment with the understanding and agreement that, except as specifically provided herein, none of Agent’s or any Lender’s rights or remedies as set forth in the Loan Agreement or any other Loan Document are being waived or modified by the terms of this Amendment.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.Amendments to Loan Agreement.

(a)As of the effective date of this Amendment, Section 5.15(i) of the Loan Agreement is hereby amended and restated in its entirety as follows:

(i)Notification of Certain Changes.  Borrowers will promptly (and in no case later than the earlier of (i) five (5) Business Days after the occurrence of any of the following and (ii) such other date that such information is required to be delivered pursuant to this Agreement or any other Loan Document) notify Agent in writing of: (i) the occurrence of any Default or Event of Default, (ii) the occurrence of any event that has had, or could reasonably be expected to have, a Material Adverse Effect, (iii) receiving any Redemption Notice (as defined in the GCP Note) or any other demand for payment under the GCP SPA or GCP Note, (iv) any investigation, action, suit, proceeding or claim (or any development with respect to any existing investigation, action, suit, proceeding or claim) relating to any Loan Party, the Collateral or which could reasonably be expected to have a Material Adverse Effect, (v) any violation or asserted violation of any applicable law (including OSHA or any environmental laws), if an adverse resolution could reasonably be expected to have a Material Adverse Effect or otherwise result in material liability to any Loan Party, (vi) any other event or the existence of any circumstance that has resulted in, or could reasonably be expected to result in a Material Adverse Effect, (vii) any actual or alleged breaches of any Material Contract or termination or threat to terminate any Material Contract or any material amendment to or modification of a Material Contract, or the execution of any new Material Contract by any Loan Party, (viii) any change in any Loan Party’s certified accountant and (ix) promptly upon learning thereof, report to Agent all matters materially affecting the value, enforceability or collectability of any portion of the Collateral, including any Borrower’s reclamation or repossession of, or the return to any Borrower of, a material amount of goods or claims or disputes asserted by any Customer or other obligor.  In the event of each such notice under this Section 5.15(i), Borrowers shall give notice to Agent of the action or actions that each Loan Party has taken, is taking, or proposes to take with respect to the event or events giving rise to such notice obligation.

(b)As of the effective date of this Amendment, Section 7.1 of the Loan Agreement is hereby amended to add the following clause (s) as follows:

“(s)(i) any Event of Default (as defined in the GCP Note) has occurred and is continuing under the GCP Note; or (ii) a redemption or other required payment becomes due and owing under the GCP Note and iMedia is unable to satisfy such redemption or other payment with the use of Conversion Shares (as defined in the GCP Note).

(c)As of the effective date of this Amendment, Schedule B of the Loan Agreement is hereby amended to add the following new definitions in the appropriate alphabetical order:

“GCP SPA” means the Securities Purchase Agreement, dated on or about April 18, 2022, between iMedia and Growth Capital Partners, LLC, pursuant to which iMedia will issue and sell to Growth Capital Partners, LLC the GCP Note.

“GCP Note” means a convertible promissory note dated on or about April 18, 2022 in the original principal amount of $10,600,000.00 executed by iMedia in favor of Growth Capital Partners, LLC or its successors and assigns.

(d)As of the effective date of this Amendment, Schedule B of the Loan Agreement is hereby amended by amending and restating the definition of “Senior Debt” in its entirety as follows:

“Senior Debt” means the sum of (a) outstanding principal amount of all Revolving Loans and issued and outstanding Letters of Credit under this Agreement, (b) the outstanding principal balance of the Term Debt Permitted Indebtedness (c) the outstanding principal balance of the Bond Indebtedness and (d) the outstanding principal balance of Indebtedness under the GCP Note.

2.Consent.  Notwithstanding anything to the contrary contained in the Loan Agreement, to the extent Lender’s consent is necessary and/or required under the Loan Agreement, Agent and Lenders hereby consent to iMedia’s consummation of the GCP Debt Transaction; provided, that within five (5) Business Days after the date of this Amendment Borrowers shall, to the extent necessary, deliver to Agent an updated Information Certificate to reflect to incurrence of debt under the GCP SPA and the GCP Note; provided, further, that Agent, Lenders and Borrowers hereby agree that the GCP Debt Transaction hereafter constitute be “Permitted Indebtedness” and Section 46 of the Information Certificate shall be deemed to be updated to refer to the Indebtedness incurred under the GCP Debt Transaction.

3.Effectiveness of this Amendment.  This Amendment shall become effective upon the satisfaction, as determined by Agent, of the following conditions:

(a)Amendment.  Agent shall have received this Amendment fully executed by the other parties hereto;

(b)Representations and Warranties.  The representations and warranties set forth herein and in the Loan Agreement must true and correct in all material respects (without duplication of materiality qualifiers therein) as of the date hereof (or to the extent any representations or warranties are expressly made solely as of an earlier date, such representations and warranties shall be true and correct in all material respects (without duplication of materiality qualifiers therein) as of such earlier date); and

(c)Other Required Documentation.  All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded, as reasonably required by Agent in its Permitted discretion.

4.Representations and Warranties.  Each Loan Party represents and warrants as follows:

(a)Authority.  Such Loan Party has the requisite corporate power and authority to execute and deliver this Amendment, and to perform its obligations hereunder, under the Loan Agreement (as amended or modified hereby) and under the other Loan Documents to which it is a party.  The execution, delivery and performance by such Loan Party of this Amendment have been duly approved by all necessary corporate action and no other corporate proceedings are necessary to consummate such transactions.

(b)Enforceability.  This Amendment has been duly executed and delivered by each Loan Party.  This Amendment, the Loan Agreement (as amended or modified hereby) and each other Loan Document is the legal, valid and binding obligation of each Loan Party, enforceable against each Loan Party in accordance with its terms, and is in full force and effect.

(c)Representations and Warranties.  The representations and warranties contained in the Loan Agreement and each other Loan Document (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are correct on and as of the date hereof as though made on and as of the date hereof.

(d)Due Execution.  The execution, delivery and performance of this Amendment are within the power of each Loan Party, have been duly authorized by all necessary corporate action, have received all necessary governmental approval, if any, and do not contravene any law or any contractual restrictions binding on any Loan Party.

(e)No Default.  No event has occurred and is continuing that constitutes a Default or an Event of Default.

5.Choice of Law.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES (EXCEPT SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATION LAW).  FURTHER, THE LAW OF THE STATE OF NEW YORK SHALL APPLY TO ALL DISPUTES OR CONTROVERSIES ARISING OUT OF OR CONNECTED TO OR WITH THIS AMENDMENT AND ALL SUCH RELATED LOAN DOCUMENTS WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES (EXCEPT SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATION LAW).

6.Counterparts; Facsimile Signatures.  This Amendment may be executed in any number of and by different parties hereto on separate counterparts, all of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement.  Any signature delivered by a party by e-mail, Docusign, facsimile or other similar form of electronic transmission shall be deemed to be an original signature hereto.

7.Reference to and Effect on the other Loan Documents.

(a)Upon and after the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to “the Loan Agreement”, “thereof” or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified and amended hereby.

(b)Except as specifically amended above, the Loan Agreement and all other Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of Borrowers to Agent and Lenders.

(c)The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Agent or any Lender under the Loan Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Loan Agreement or any of the other Loan Documents.

(d)To the extent that any terms and conditions in any of the other Loan Documents shall contradict or be in conflict with any terms or conditions of the Loan Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Loan Agreement as modified or amended hereby.

8.Integration.  This Amendment, together with the Loan Agreement and the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

9.Severability.  If any part of this Amendment is contrary to, prohibited by, or deemed invalid under Applicable Laws, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given effect so far as possible.

10.Guarantors’ Acknowledgment.  With respect to the amendments to the Loan Agreement effected by this Amendment, each Guarantor hereby acknowledges and agrees to this Amendment and confirms and agrees that its Guaranty (as modified and supplemented in connection with this Amendment) is and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of this Amendment, each reference in such Guaranty to the Loan Agreement, “thereunder”, “thereof” or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as amended or modified by this Amendment.  Although Lender has informed the Guarantors of the matters set forth above, and each Guarantor has acknowledged the same, each Guarantor understands and agrees that Lender has no duty under the Loan Agreement, any Guaranty or any other agreement with any Guarantor to so notify any Guarantor or to seek such an acknowledgement, and nothing contained herein is intended to or shall create such a duty as to any transaction hereafter.

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IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

BORROWERS:

IMEDIA BRANDS, INC.

By:	/s/ Timothy Peterman
Name: Timothy Peterman Its: CEO

VALUEVISION RETAIL, INC.

By:	/s/ Timothy Peterman
Name: Timothy Peterman Its: CEO

FL ACQUISITION COMPANY

By:	/s/ Timothy Peterman
Name: Timothy Peterman Its: CEO

PW ACQUISITION COMPANY, LLC

By:	/s/ Timothy Peterman
Name: Timothy Peterman Its: CEO

VALUEVISION MEDIA ACQUISITIONS, INC.

By:	/s/ Timothy Peterman
Name: Timothy Peterman Its: CEO

TCO, LLC

By:	/s/ Timothy Peterman
Name: Timothy Peterman Its: CEO

JWH ACQUISITION COMPANY

By:	/s/ Timothy Peterman
Name: Timothy Peterman Its: CEO

NORWELL TELEVISION, LLC

By:	/s/ Timothy Peterman
Name: Timothy Peterman Its: CEO

867 GRAND AVENUE LLC

By:	/s/ Timothy Peterman
Name: Timothy Peterman Its: CEO

VALUEVISION INTERACTIVE, INC.

By:	/s/ Timothy Peterman
Name: Timothy Peterman Its: CEO

GUARANTORS:

VVI FULFILLMENT CENTER, INC.

By:	/s/ Timothy Peterman
Name: Timothy Peterman Its: CEO

EP PROPERTIES, LLC

By:	/s/ Timothy Peterman
Name: Timothy Peterman Its: CEO

PORTAL ACQUISITION COMPANY

By:	/s/ Timothy Peterman
Name: Timothy Peterman Its: CEO

IMEDIA&123TV HOLDING GMBH

By:	/s/ Timothy Peterman
Name: Timothy Peterman Its: Managing Director

SIENA LENDING GROUP LLC, as Agent

By:	/s/ Renee Singer
Name:	Renee Singer
Title:	Authorized Signatory

By:	/s/ Steven Sanicola
Name:	Steven Sanicola
Title:	Authorized Signatory

SIENA LENDING GROUP LLC, as Lender

By:	/s/ Renee Singer
Name:	Renee Singer
Title:	Authorized Signatory

By:	/s/ Steven Sanicola
Name:	Steven Sanicola
Title:	Authorized Signatory